UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28th, 2015

Galenfeha, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-188800	46-2283393
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

420 Throckmorton Street, Suite 200	76102
Ft. Worth, Texas	(Zip Code)
(Address of principal executive offices)

(800) 280-2404
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d -2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e -4(c))

Item 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Dismissal of Independent Registered Public Accounting Firm.

 On August 28, 2015, the Company, after review and recommendation by its board of directors, dismissed Kyle L. Tingle, CPA, LLC (“Tingle”) as the Registrant’s independent registered public accounting firm. The dismissal was accepted by the Board of Directors of the Company (the “Board”).

 During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Tingle to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

 The audit reports of Tingle on the financial statements of the Company, during the periods from March 31, 2013 through June 30, 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. When received, a copy of Tingle’s response letter will be filed as an Exhibit to an amendment of this Current Report.

(b)  Engagement of New Independent Registered Public Accounting Firm.

 On August 28, 2015, the Board of Directors approved the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the Company.

 During the Company’s two most recent fiscal years and the subsequent interim periods preceding MaloneBailey, LLP engagement, neither the Company nor anyone on behalf of the Company consulted with MaloneBailey, LLP regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MaloneBailey, LLP did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28th, 2015

GALENFEHA, INC.

/s/ Lucien Marioneaux
Lucien Marioneaux
President/CEO/Director